Note 9 - Gain on Sale of Intellectual Property	6 Months Ended
Jun. 30, 2024
Notes to Financial Statements
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
9.	Gain on Sale of Intellectual Property

In July of 2023, the Company divested certain rights, titles and interests in its eflornithine pediatric neuroblastoma program. Under the original terms of the agreement, the Company was entitled to receive up to approximately $9.5 million in non-dilutive funding in exchange for the sale of these assets. An initial payment of $0.4 million was recorded as a gain on sale of intellectual property at closing. On April 28, 2024, the Company negotiated an amendment to the agreement. In exchange for a second non-refundable payment of approximately $0.8 million the Company agreed to give up two potential future payments associated with two milestones. This nondilutive payment was received by the Company at the signing of the amendment and was recorded as a gain on sale of intellectual property. Per the amended terms, total potential payments remaining, if certain milestones are achieved, is approximately $7.6 million. The Company did not recognize a gain for any potential future payments as the milestones are not considered to be probable or measurable.